HEIDRICK & STRUGGLES

C L King

Best Ideas Conference

September 10, 2003

Safe Harbor Statement

This news release contains forward-looking statements. The forward-looking statements are based on current expectations, estimates, forecasts and projections about the industry in which we operate and management’s beliefs and assumptions. Forward-looking statements may be identified by the use of words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” and similar expressions. Forward-looking statements are not guarantees of future performance and involve certain known and unknown risks, uncertainties and assumptions that are difficult to predict. Actual outcomes and results may differ materially from what is expressed, forecasted or implied in the forward-looking statements. Factors that may affect the outcome of the forward-looking statements include, among other things, our ability to attract and retain qualified executive search consultants; further deterioration of the economies in the United States, Europe, or elsewhere; social or political instability in markets where we operate; price competition; an inability to achieve the planned cost savings from our cost-reduction initiatives; an inability to sublease or assign unused office space; our ability to generate profits in order to ensure that our deferred tax assets are realizable; and delays in the development and/or implementation of new technology and systems. Our reports filed with the U.S. Securities and Exchange Commission also include information on factors that may affect the outcome of forward-looking statements. We undertake no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Business Overview

Heidrick & Struggles

•	World’s premiere executive search and leadership consulting firm

– Executive Search

– Leadership Services

•	Executive assessment and coaching

•	Interim executive placement

•	Global network of approximately 320 consultants working from 52 offices in principal cities of the world

Global Presence

North America

Atlanta
Boston
Chicago
Cleveland
Dallas
Denver
Greenwich
Houston
Los Angeles
Menlo Park
New York
Philadelphia
San Francisco
Toronto
Tyson's Corner
Wall Street (NY)

Europe

Amsterdam
Barcelona
Berlin
Brussels
Copenhagen
Dusseldorf
Frankfurt
Hamburg
Helsinki
Istanbul*
Johannesburg*
Lisbon
London
Madrid
Milan
Munich
Paris
Rome
Stockholm
Vienna
Warsaw
Zurich

Latin America

Bogota*
Buenos Aires
Caracas*
Lima*
Mexico City
Miami
Santiago
Sao Paulo

Asia Pacific

Beijing
Hong Kong
Melbourne
Mumbai
New Delhi
Seoul
Shanghai
Singapore
Sydney
Taipei
Tokyo

* Affiliate relationship

Global Presence

North America			Europe

Atlanta	Greenwich	San Francisco	Amsterdam	Helsinki	Paris
Boston	Houston	Toronto	Barcelona	Istanbul*	Rome
Chicago	Los Angeles	Tyson’s Corner	Berlin	Johannesburg*	Stockholm
Cleveland	Menlo Park	Wall Street (NY)	Brussels	Lisbon	Vienna
Dallas	New York		Copenhagen	London	Warsaw
Denver	Philadelphia		Dusseldorf	Madrid	Zurich
			Frankfurt	Milan
			Hamburg	Munich

	Latin America			Asia Pacific

	Bogota*	Mexico City		Beijing	Shanghai
	Buenos Aires	Miami		Hong Kong	Singapore
	Caracas*	Santiago		Melbourne	Sydney
	Lima*	Sao Paulo		Mumbai	Taipei
				New Delhi	Tokyo
Seoul

*	Affiliate relationship

Diverse Geographic Mix*

Latin America
3%
Asia Pacific
7%
North America
54%
Europe
36%

* YTD net revenue through June 30, 2003

Diverse Geographic Mix*

[PIE CHART]

*	YTD net revenue through June 30, 2003

Diverse Industry Practice Mix*

Professional Services 8%
Education/Nonprofit; Other 3%
Health Care 10%
Financial Services 26%
Consumer 16%
Technology 17%
Industrial 20%

* YTD net revenue through June 30, 2003

Diverse Industry Practice Mix*

[PIE CHART]

*	YTD net revenue through June 30, 2003

World’s Largest Search Firms

	Firm	2002 Revenue
•	Heidrick & Struggles	$ 350.7 M
•	Korn/Ferry	338.3 M
•	Spencer Stuart	269.4 M
•	Egon Zehnder	264.9 M
•	Russell Reynolds	196.1 M
•	Ray & Berndtson	103.1 M
•	Amrop Hever Group	102.5 M
•	Whitehead Mann	94.0 M
•	Hudson Highland Group	66.1 M
•	L.L.C. Partners	50.2 M

Source: Kennedy Information

Our Mission

We help our clients build the best leadership teams in the world

Focus on Top-Level Services

•	Board, CEO and other senior-level searches generate the majority of our revenue

•	Advantages of top-level searches

–	Provides access and influence with decision makers

–	Strengthens the Heidrick & Struggles brand

–	Generates higher fees per search

–	Establishes barriers to entry

–	Attracts and retains high-caliber consultants

–	Increases probability of downstream work

Representative CEO/Board Searches in 2002-2003

Jenny Craig

CHUBB

Tomkins

CalPERS

British Energy

IKON Office Solutions

The NutraSweet Company

GAP

NASDAQ

RR DONNELLEY

NUCOR

NUCOR

HARRIS

BAUSCH & LOMB

KENDALL-JACKSON

Ford

GOODRICH

BERTELSMANN media worldwide

Washington

NS NORFOLK SOUTHERN

RJ Reynolds Tobacco Company

Principal Financial Group

Representative CEO/Board Searches in 2002-2003

[LOGO OF JENNY CRAIG]	[LOGO OF CHUBB]	[LOGO OF NUCOR]

		[LOGO OF NUCOR]	[LOGO OF HARRIS]	[LOGO OF BAUSCH & LOMB

[LOGO OF TOMKINS]		[LOGO OF KENDALL JACKSON]	[LOGO OF FORD]	[LOGO OF GOODRICH]

[LOGO OF CALPERS]

[LOGO OF IKON]	[LOGO OF BRITISH ENERGY]	[LOGO OF BERTELSMANN]		[LOGO OF WASHINGTON]

	[LOGO OF THE NUTRASWEET COMPANY]	[LOGO OF NS]		[LOGO OF NORFOLK SOUTHERN

[LOGO OF GAP]	[LOGO OF NASDAQ®]

	[LOGO OF RR DONNELLEY]	[LOGO OF RJ REYNOLDS]		[LOGO OF PRINCIPAL®]

Economics of the Firm

•	Fees

– For executive search it is one-third of placement’s first year cash compensation

•	Includes salary and bonus

•	Billed in three monthly installments

– Project based for board services, leadership services

•	Consultant compensation

– Primarily cash

– 70% based on revenue generation (formula based) and 30% on quality and other firm building behaviors

– Formula-based component structured on progressive tiers structure

Financial Performance

Revenue Performance & Consultant Headcount

Annual Revenue in Millions
$800
$700
$600
$500
$400
$300
$200
$100
Number of Consultants
600
500
400
300
200
100
Average Number of Consultants
180
206
253
316
369
441
545
507
391
330
$167
$212
$276
$342
$436
$594
$790
$456
$351
Revenue
1995
1996
1997
1998
1999
2000
2001 Budget
2001
2002
2003

Revenue Performance & Consultant Headcount

[GRAPH]

Realigned Cost Structure

•	Reduced costs by over $200 million

– Reduced workforce by 40%

– Eliminated excess real estate, bringing the number of offices down from a high of 80 in 2001 to 52 today

– Reduced management roles by 30%

– Implemented centralized purchasing programs

Pro Forma Financial Results*

(Dollars in millions, except per share data)

	Six Months Ended June 30,		YOY Change
	2003	2002
Net Revenue	$159.0	$185.2	$(26.2)
Net Income (Loss)*	$4.0	$(2.1)	$6.1
Per Share*	$0.21	$(0.12)	$0.33

*	Pro forma results exclude special charges primarily for severance and office closings, gains and losses on the company’s equity and warrant portfolio, and write-downs on investments in technology venture capital funds. Also excluded are goodwill amortization and reimbursements of out-of-pocket expenses. A full reconciliation of actual and pro forma results is provided on the company website, www.heidrick.com.

Outlook

(last provided on July 31, 2003)

Third Quarter 2003

•	Expected revenue range of $70-80 million

–	Corresponding results would range from a loss per share of $0.07 to diluted earnings per share of $0.10, excluding special items

Strong Balance Sheet

•	Strongest in the industry

•	Cash flow positive in 2002 despite significant restructuring activity

•	Ended second quarter of 2003 with $96 million cash and no debt

•	Expect $100-110 million cash at end of third quarter of 2003

Strategic Initiatives

Strategic Focus

•	Some ongoing work on the cost structure

•	Majority of attention will be spent on market-facing activities

Strategic Initiatives

•	Expand aggressively our share of senior-level search, supported by our capabilities in complementary leadership services

Strategic Initiatives

•	Expand aggressively our share of senior-level search, supported by our capabilities in complementary leadership services

•	Build broader, deeper client relationships

Strategic Initiatives

•	Expand aggressively our share of senior-level search, supported by our capabilities in complementary leadership services

•	Build broader, deeper client relationships

•	Attract and retain the best consultants

Strategic Initiatives

•	Expand aggressively our share of senior-level search, supported by our capabilities in complementary leadership services

•	Build broader, deeper client relationships

•	Attract and retain the best consultants

•	Improve profitability and cash flow

This Is A Growth Business

•	The past four years have been aberrations

– 1999 and 2000 saw hyper-growth

– 2001 and 2002 saw severe contraction

•	Cyclicality more pronounced than previous recessions

•	1993-1998 CAGR was 24%

•	Double-digit growth rates should return when the economy improves

•	Fundamentals remain strong

Fundamentals Are Strong

•	Shortage of management talent

•	Higher-caliber talent is aspirant and mobile

•	Executive management tenures are at an all time low

•	Focus on corporate governance will create opportunities

•	Cash compensation of placements will continue to rise

Summary

Strengths

•	Premier brand name in executive search

•	Unparalleled group of consultants

•	Outstanding client base

•	Strongest balance sheet in the sector

Goals

•	Capitalize on our strengths

•	Improve margins and cash flow

•	Continue to invest in people and initiatives

HEIDRICK & STRUGGLES

Reconciliation of Pro Forma Results

The following is a reconciliation of the company’s actual and pro forma financial information.

The pro forma financial information is included because the company believes that it more accurately reflects its core operations.

Heidrick & Struggles International, Inc.

Consolidated Statements of Operations

(In thousands, except per share data)

	Six Months Ended June 30,
	2003			2002
	Actual	Adjustments	Pro forma	Actual	Adjustments	Pro forma
Revenue:
Revenue before reimbursements (net revenue)	$158,985	$—	$158,985	$185,199	$—	$185,199
Reimbursements (1)	11,886	(11,886)	—	13,317	(13,317)	—

Total revenue	170,871	(11,886)	158,985	198,516	(13,317)	185,199
Operating expenses:
Salaries and employee benefits (2)	117,067	(8,016)	109,051	133,170	—	133,170
General and administrative expenses	42,960	—	42,960	56,060	—	56,060
Reimbursed expenses (1)	11,886	(11,886)	—	13,317	(13,317)	—
Restructuring charges (3)	5,500	(5,500)	—	23,169	(23,169)	—

Total operating expenses	177,413	(25,402)	152,011	225,716	(36,486)	189,230

Operating income (loss)	(6,542)	13,516	6,974	(27,200)	23,169	(4,031)
Non-operating income (expense):
Interest income	960	—	960	911	—	911
Interest expense	(90)	—	(90)	(88)	—	(88)
Net realized and unrealized gains (losses) on equity and warrant portfolio (4)	248	(248)	—	(1,242)	1,242	—
Write-down of long-term investment (5)	—	—	—	(5,000)	5,000	—
Other, net	(1,137)	—	(1,137)	107	—	107

Net non-operating income (expense)	(19)	(248)	(267)	(5,312)	6,242	930
Income (loss) before income taxes	(6,561)	13,268	6,707	(32,512)	29,411	(3,101)
Provision for (benefit from) income taxes (6)	2,785	(35)	2,750	(11,380)	10,364	(1,016)

Net income (loss)	$(9,346)	$13,303	$3,957	$(21,132)	$19,047	$(2,085)

Basic earnings (loss) per common share	$(0.52)		$0.22	$(1.17)		$(0.12)
Basic weighted average common shares outstanding	18,147		18,147	18,074		18,074
Diluted earnings (loss) per common share	$(0.52)		$0.21	$(1.17)		$(0.12)
Diluted weighted average common shares outstanding	18,147		18,731	18,074		18,074
Salaries and employee benefits margin	73.6%		68.6%	71.9%		71.9%
General and administrative expense margin	27.0%		27.0%	30.3%		30.3%
Effective tax rate	—		41.0%	35.0%		32.8%

(1)	Emerging Issues Task Force (“EITF”) Issue No. 01-14, “Income Statement Characterization of Reimbursements Received for ‘Out-of-Pocket’ Expenses Incurred,” (EITF No. 01-14) establishes that reimbursements received for certain out-of-pocket expenses should be reported as revenue. Similarly, the corresponding operating expenses are presented separately in operating expenses. The pro forma results exclude the impact of adopting EITF No. 01-14.

(2)	In the second quarter of 2003, Mr. Piers Marmion resigned as Chief Executive Officer. In addition, Mr. David Anderson, who was previously the President and Chief Operating Officer, also resigned. As a result, the Company recorded a charge of $5.2 million in the second quarter of 2003 for these separation charges. The charges are considered part of the Corporate segment. The pro forma results exclude the impact of these separation-related charges.

Also in the second quarter of 2003, the Company recorded other severance-related expenses of $2.8 million. By segment, the severance-related expenses (excluding the separation charges for Messrs. Marmion and Anderson) are as follows: North America $0.5 million; Europe $2.0 million; Asia Pacific $0.2 million; Corporate $0.1 million. The pro forma results exclude the impact of these severance-related expenses.

(3)	In June 2001, October 2001 and October 2002 the Company announced reductions in its workforce and the consolidation and closing of offices and as a result recorded restructuring charges of $53.2 million and $48.5 million in 2001 and 2002, respectively.

In the first quarter of 2003, the Company recorded an additional $5.5 million of restructuring charges related to unused office space that has yet to be sublet and which will remain vacant for periods longer than previously anticipated. By segment, the restructuring charges recorded in the 2003 first quarter are $0.4 million in North America and $5.1 million in Europe. No restructuring charges were recorded in the second quarter of 2003.

In the first quarter of 2002, the Company recorded $23.2 million of restructuring charges related to reductions in its workforce and the consolidation and closing of offices. The 2002 first quarter restructuring charges include $10.4 million of severance and other employee-related costs and $12.8 million related to the consolidation and closing of offices. By segment, the restructuring charges recorded in the first quarter of 2002 are as follows: North America $13.3 million; Latin America $0.1 million; Europe $7.0 million; Asia Pacific $0.3 million; Corporate $2.5 million. No restructuring charges were recorded in the second quarter of 2002.

The pro forma results exclude the impact of these restructuring charges.

(4)	The Company receives warrants for equity securities in its client companies, in addition to its cash fee, for services rendered on some searches. Some of the warrants meet the definition of a derivative instrument under SFAS No. 133, “Accounting for Derivative Instruments and Hedging Activities,” and its subsequent amendments. The warrants are recorded at fair value, net of consultants’ bonuses. In accordance with SFAS No. 133, changes in the fair value of the derivative instruments are recorded in the Consolidated Statements of Operations. Each quarter’s results of operations are affected by the fluctuations in the fair value of these derivative instruments. Upon a value event such as an initial public offering or an acquisition, the equity securities arising from the exercise of the warrant are monetized, resulting in a realized gain, net of consultants’ bonuses and other costs. The pro forma results exclude the impact of the realized and unrealized gains (losses) related to the equity and warrant portfolio.

(5)	During the second quarter of 2002, the Company wrote down its remaining investment in ETF Group, incurring a non-cash charge of $5.0 million. ETF Group is a Europe-based venture capital firm that helps emerging companies expand into international markets. The pro forma results exclude the impact of this write-down.

(6)	The Company’s tax provision reflects an expense of $1.2 million and $4.3 million for the three and six months ended June 30, 2003, respectively, for the reduction of deferred tax assets related to the excess of expense for accounting purposes over the related tax deduction for tax purposes that occurred upon the vesting of restricted stock units in the first half of 2003. The pro forma tax rate excludes the impact of this expense as well as the impact of restructuring charges and other items which are adjusted for pro forma purposes.